Exhibit 99.02

David Moss
30872 Hunt Club Dr.
San Juan Cap., CA 92675

January 30, 2014

Mike Neufeld
Pegasi Energy Resources Corp.
218 N. Broadway Suite 204
Tyler, TX 75702

Dear Mike,

With this letter, I hereby tender my resignation as a director of the Company with effect from the date of this letter.

Sincerely,

/s/ DAVID MOSS
David Moss